Exhibit 99.1


  Commercial Federal Reports Third Quarter Net Income of $23.0 Million


    OMAHA, Neb.--(BUSINESS WIRE)--Oct. 27, 2005--Commercial Federal Corporation (NYSE:CFB), today announced net income of $23.0 million, or $0.59 per diluted share, for the quarter ended September 30, 2005. This compares to net income of $20.2 million, or $0.50 per diluted share, for the same quarter one year earlier.
    "I am pleased to report that we have not lost momentum in the core underlying fundamentals driving Commercial Federal's performance. As we continue to accelerate the activities associated with merging with Bank of the West, we are also posting some very strong results," reported William A. Fitzgerald, chairman of the board and chief executive officer.

    Results for the Quarter

    Net Interest Income

    Net interest income totaled $67.5 million for the third quarter, compared with $64.1 million for the quarter ended September 30, 2004. Net interest margin improved year-over-year by 43 basis points, to 2.97%.

    Noninterest Income

    Noninterest income increased 25% from the same quarter a year earlier to total $37.0 million for the quarter ended September 30, 2005. Retail fees posted another strong gain by improving 20% over last year's third quarter. Also positively impacting this category was the net current period receipt of $4.5 million from the settlement of the regulatory goodwill lawsuit, which was adjudicated in Commercial Federal's favor.

    Operating Expenses

    For the quarter ended September 30, 2005, general and administrative expenses increased marginally by $2.0 million to $65.0 million compared to $63.0 million for the same quarter a year earlier. The year-over-year increase was driven mostly by a rise in overall compensation and benefits expenses. However, compensation and benefit costs declined by $1.6 million from the prior quarter ended June 30, 2005, due to the full quarter impact of fewer employees following the Company's exit from the wholesale mortgage and third party mortgage servicing businesses.

    Credit Risk Management

    At the end of the third quarter, total nonperforming assets fell to $63.7 million from $67.5 million in the previous quarter. Overall credit quality for the Company remains strong with only 0.63% of total assets being considered nonperforming.
    Net loan charge-offs for the third quarter were $7.9 million, compared to $4.8 million in the previous quarter. Construction lending charge-offs accounted for the bulk of the quarterly difference, primarily the result of a $2.6 million write-down of a loan tied to an apartment complex in the greater Denver area.
    The allowance for loan losses totaled $89.3 million at September 30, 2005, or 1.12% of loans outstanding versus $89.3 million, or 1.14%, at June 30, 2005.

    Balance Sheet and Capital Ratios

    Total assets as of September 30, 2005 were $10.2 billion, compared with $10.3 billion and $11.4 billion as of June 30, 2005 and September 30, 2004, respectively.
    For the third quarter, core deposits, including checking, money market and savings accounts (excluding custodial escrows) remained relatively stable at around $3.9 billion. Total gross loans receivable increased approximately $100 million to $7.9 billion at September 30, 2005.
    As of September 30, 2005, stockholders' equity was $772.5 million, compared with $755.4 million at June 30, 2005 and $767.9 million at September 30, 2004. The capital ratios of the Company's banking subsidiary continued to exceed regulatory requirements for classification as "well-capitalized," the highest regulatory standard.

    Commercial Federal Corporation (NYSE:CFB) is the parent company of Commercial Federal Bank, a $10.2 billion federal savings bank with branches located in Nebraska, Iowa, Colorado, Kansas, Oklahoma, Missouri and Arizona. Commercial Federal operations include consumer and commercial banking services, including retail banking, commercial and industrial lending, small business banking, construction lending, cash management, mortgage origination and servicing, and insurance and investment services.

    Commercial Federal's Web site, http://www.comfedbank.com, includes access to company news releases, annual reports, quarterly financial statements and SEC filings.

    Certain statements contained in this release are forward-looking in nature. These statements are subject to risks and uncertainties that could cause Commercial Federal's actual results or financial condition to differ materially from those expressed in or implied by such statements. Factors of particular importance to Commercial Federal include, but are not limited to, changes in general economic conditions, changes in interest rates, changes in regulations or accounting methods, and price levels and conditions in the public securities markets generally.




                    COMMERCIAL FEDERAL CORPORATION
             CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
                (Dollars in Thousands Except Par Value)
----------------------------------------------------------------------

                                   Sept. 30,    June 30,   Sept. 30,
ASSETS                                2005        2005        2004
----------------------------------------------------------------------


Cash (including short-term
 investments of $3,158, $30,874
 and $2,060)                         $172,906    $212,696    $165,652
Investment securities available
 for sale, at fair value              510,420     522,403   1,063,033
Mortgage-backed securities
 available for sale, at fair value    610,705     608,906   1,068,713
Loans held for sale, net               49,744     198,570     287,757
Loans receivable, net of
 allowances of $89,266, $89,268
 and $94,857                        7,850,988   7,758,037   7,651,557
Federal Home Loan Bank stock          169,166     157,700     202,284
Foreclosed real estate                 13,710      11,316      17,047
Premises and equipment, net           183,560     176,083     163,987
Bank owned life insurance             253,687     250,875     248,057
Other assets                          180,890     250,317     372,514
Core value of deposits, net of
 accumulated amortization of
 $71,530, $70,566 and $67,636           9,519      10,483      13,413
Goodwill                              159,229     159,229     162,717
----------------------------------------------------------------------
     Total Assets                 $10,164,524 $10,316,615 $11,416,731
----------------------------------------------------------------------
LIABILITIES AND STOCKHOLDERS' EQUITY
----------------------------------------------------------------------

Liabilities:
   Deposits                        $6,066,243  $6,354,932  $6,249,222
   Advances from Federal Home Loan
    Bank                            2,810,225   2,798,108   3,767,837
   Other borrowings                   428,637     306,848     433,599
   Other liabilities                   86,935     101,334     198,215
----------------------------------------------------------------------
     Total Liabilities              9,392,040   9,561,222  10,648,873
----------------------------------------------------------------------
Commitments and Contingencies               -           -           -
----------------------------------------------------------------------

Stockholders' Equity:
   Preferred stock, $.01 par
    value; 10,000,000 shares
    authorized; none issued                 -           -           -
   Common stock, $.01 par value;
    120,000,000 shares authorized;
    38,287,922, 38,213,347 and
    39,352,564 shares issued and
    outstanding                           383         382         394
   Retained earnings                  766,453     746,748     816,688
   Accumulated other comprehensive
    income (loss), net                  5,648       8,263     (49,224)
----------------------------------------------------------------------
     Total Stockholders' Equity       772,484     755,393     767,858
----------------------------------------------------------------------
     Total Liabilities and
      Stockholders' Equity        $10,164,524 $10,316,615 $11,416,731
----------------------------------------------------------------------





                    COMMERCIAL FEDERAL CORPORATION
                 CONSOLIDATED STATEMENT OF OPERATIONS
             (Dollars in Thousands Except Per Share Data)
----------------------------------------------------------------------
                                            Three Months Ended
                                      Sept. 30,  June 30,   Sept. 30,
                                     ---------------------------------
                                        2005       2005       2004
----------------------------------------------------------------------

Interest Income:
  Investment securities                  $8,440     $8,199    $14,628
  Mortgage-backed securities              7,029      7,711     10,930
  Loans receivable                      126,361    120,585    116,447
----------------------------------------------------------------------
            Total interest income       141,830    136,495    142,005
Interest Expense:
  Deposits                               33,807     33,359     28,765
  Advances from Federal Home Loan
   Bank                                  33,717     30,035     45,191
  Other borrowings                        6,799      6,038      3,960
----------------------------------------------------------------------
            Total interest expense       74,323     69,432     77,916
Net Interest Income                      67,507     67,063     64,089
Provision for Loan Losses                (7,878)    (4,079)    (2,869)
----------------------------------------------------------------------
Net Interest Income After Provision
 for Loan Losses                         59,629     62,984     61,220

Other Income (Loss):
  Retail fees and charges                21,151     18,853     17,625
  Loan servicing fees                       795      2,457     10,754
  Amortization of mortgage servicing
   rights                                    (2)       (58)   (10,616)
  Mortgage servicing rights valuation
   adjustment, net                           (2)      (702)   (21,644)
  Gain on sales of investment
   securities                                 -         21     12,588
  Gain on sales of mortgage-backed
   securities                                 -      1,717          -
  Changes in fair values of
   derivatives, net                        (766)      (139)     8,665
  Gain (loss) on sale of mortgage
   servicing rights and wholesale
   mortgage origination network              76     (2,106)         -
  Gain on sales of loans                  2,637        885      1,393
  Bank owned life insurance               2,812      2,976      2,900
  Other operating income                 10,252      5,625      7,926
----------------------------------------------------------------------
            Total other income           36,953     29,529     29,591
Other Expense:
  General and administrative expenses  -
     Compensation and benefits           32,615     34,226     30,582
     Occupancy and equipment              9,758      9,673      9,825
     Data processing                      5,478      5,103      4,698
     Advertising                          3,690      1,802      2,963
     Communication                        3,107      3,104      3,263
     Item processing                      2,872      3,040      3,195
     Outside services                     2,526      2,474      4,087
     Loan expenses                          588      1,021      1,494
     Foreclosed real estate, net            415        510        643
     Other operating expenses             3,309      1,469      2,266
     Merger costs                           558      7,578          -
     Exit costs                              75        864          -
----------------------------------------------------------------------
            Total general and
             administrative expenses     64,991     70,864     63,016
     Amortization of core value of
      deposits                              964        970        984
----------------------------------------------------------------------
            Total other expense          65,955     71,834     64,000
----------------------------------------------------------------------

Income Before Income Taxes               30,627     20,679     26,811
Income Tax Provision                      7,590      6,712      6,578
----------------------------------------------------------------------

Net Income                              $23,037    $13,967    $20,233
----------------------------------------------------------------------

Net Income Per Basic Share                 $.61       $.37       $.51
Net Income Per Diluted Share               $.59       $.36       $.50
----------------------------------------------------------------------
Dividends Declared Per Common Share       $.145      $.145      $.135
----------------------------------------------------------------------
Weighted Average Shares Outstanding
 Used in Basic EPS                   38,043,281 38,124,743 39,583,989
Weighted Average Shares Outstanding
 Used in Diluted EPS                 39,279,356 38,760,806 40,250,103
----------------------------------------------------------------------




                    COMMERCIAL FEDERAL CORPORATION
                 CONSOLIDATED STATEMENT OF OPERATIONS
             (Dollars in Thousands Except Per Share Data)
----------------------------------------------------------------------
                                                  Nine Months Ended
                                                    September 30,
                                                ----------------------
                                                   2005       2004
----------------------------------------------------------------------

Interest Income:
  Investment securities                            $31,125    $42,543
  Mortgage-backed securities                        24,736     34,943
  Loans receivable                                 361,485    356,308
----------------------------------------------------------------------
            Total interest income                  417,346    433,794
Interest Expense:
  Deposits                                          99,097     85,449
  Advances from Federal Home Loan Bank             104,023    132,816
  Other borrowings                                  23,399      9,047
----------------------------------------------------------------------
            Total interest expense                 226,519    227,312
Net Interest Income                                190,827    206,482
Provision for Loan Losses                          (20,277)   (10,828)
----------------------------------------------------------------------
Net Interest Income After Provision for Loan
 Losses                                            170,550    195,654

Other Income (Loss):
  Retail fees and charges                           56,106     49,003
  Loan servicing fees                               13,250     32,688
  Amortization of mortgage servicing rights         (8,889)   (37,901)
  Mortgage servicing rights valuation
   adjustment, net                                   7,598     (1,671)
  Loss on sales of investment securities            (5,655)    (1,787)
  Loss on sales of mortgage-backed securities      (10,966)         -
  Changes in fair values of derivatives, net        (2,052)     2,432
  Loss on termination of interest rate swap
   agreements                                      (42,457)         -
  Loss on early extinguishment of debt             (40,731)         -
  Gain on sale of mortgage servicing rights and
   wholesale mortgage origination network            3,382          -
  Gain on sales of loans                             5,927      4,107
  Bank owned life insurance                          8,684     13,946
  Other operating income                            22,385     21,690
----------------------------------------------------------------------
            Total other income                       6,582     82,507
Other Expense:
  General and administrative expenses -
     Compensation and benefits                      99,971     95,005
     Occupancy and equipment                        28,997     29,983
     Data processing                                15,656     13,962
     Advertising                                     8,180     10,458
     Communication                                   9,165      9,741
     Item processing                                 8,650      9,381
     Outside services                                8,414     11,831
     Loan expenses                                   3,407      5,444
     Foreclosed real estate, net                     2,359      1,351
     Other operating expenses                        8,157     11,724
     Merger costs                                    8,136          -
     Exit costs                                      3,731          -
----------------------------------------------------------------------
            Total general and administrative
             expenses                              204,823    198,880
     Amortization of core value of deposits          2,911      3,419
     Impairment of goodwill                          3,488          -
----------------------------------------------------------------------
            Total other expense                    211,222    202,299
----------------------------------------------------------------------

Income (Loss) Before Income Taxes                  (34,090)    75,862
Income Tax Provision (Benefit)                     (17,882)    19,009
----------------------------------------------------------------------

Net Income (Loss)                                 $(16,208)   $56,853
----------------------------------------------------------------------

Net Income (Loss) Per Basic Share                    $(.42)     $1.41
Net Income (Loss) Per Diluted Share (1)              $(.42)     $1.38
----------------------------------------------------------------------
Dividends Declared Per Common Share                  $.425      $.395
----------------------------------------------------------------------
Weighted Average Shares Outstanding Used in
 Basic EPS                                      38,392,520 40,361,719
Weighted Average Shares Outstanding Used in
 Diluted EPS (1)                                38,392,520 41,068,710
----------------------------------------------------------------------
(1) The conversion of stock options for the nine months ended September 30, 2005 is not assumed since the Corporation incurred a loss from operations. As a result, the diluted loss per share for the nine months ended September 30, 2005 is computed the same as the basic loss per share.






                    COMMERCIAL FEDERAL CORPORATION
                          DEPOSITS AND LOANS
                            (In Thousands)
----------------------------------------------------------------------

                                    Sept. 30,   June 30,    Sept. 30,
                                      2005        2005        2004
----------------------------------------------------------------------

Deposits by State:
 Colorado                          $2,153,071  $2,111,075  $2,043,870
 Nebraska                           1,245,465   1,554,526   1,510,313
 Iowa                               1,036,000   1,035,106   1,024,832
 Kansas                               610,319     605,929     607,942
 Oklahoma                             472,454     499,300     525,922
 Missouri                             275,219     279,998     297,633
 Arizona                              273,715     268,998     238,710
                                   ----------- ----------- -----------
 Total deposits                    $6,066,243  $6,354,932  $6,249,222
                                   =========== =========== ===========

Deposits by Type:
 Checking accounts -
      Interest-bearing               $578,225    $565,449    $587,118
      Noninterest-bearing             754,427     723,647     642,013
                                   ----------- ----------- -----------
           Total checking excluding
            escrow accounts         1,332,652   1,289,096   1,229,131
 Money market accounts                705,802     604,032   1,195,326
 Savings accounts                   1,884,764   2,059,182   1,218,777
                                   ----------- ----------- -----------
           Total core deposits      3,923,218   3,952,310   3,643,234
 Custodial escrow accounts             30,585     263,468     252,573
 Certificates of deposit            2,112,440   2,139,154   2,353,415
                                   ----------- ----------- -----------
           Total deposits          $6,066,243  $6,354,932  $6,249,222
                                   =========== =========== ===========

----------------------------------------------------------------------

Loans Receivable, before allowance
 for losses:
 Commercial real estate            $2,075,473  $2,096,033  $1,963,904
 Commercial operating and other (1)   714,010     641,697     586,922
 Construction, net of loans-in-
  process                             838,526     797,297     624,491
 Consumer home equity               1,116,489   1,057,477     967,556
 Consumer other                       952,844     881,063     789,762
                                   ----------- ----------- -----------
 Total commercial, construction and
  consumer loans                    5,697,342   5,473,567   4,932,635
 Residential real estate            2,242,912   2,373,738   2,813,779
                                   ----------- ----------- -----------
 Total loans receivable, before
  allowance for losses             $7,940,254  $7,847,305  $7,746,414
                                   =========== =========== ===========

----------------------------------------------------------------------
(1) Includes small business, agricultural and Nebraska Investment
    Finance Authority loans in addition to commercial operating loans.





                    COMMERCIAL FEDERAL CORPORATION
                       ALLOWANCE FOR LOAN LOSSES
                            (In Thousands)
----------------------------------------------------------------------

                                      Sept. 30,   June 30,  Sept. 30,
                                         2005       2005       2004
----------------------------------------------------------------------
THREE MONTHS ENDED:
-------------------
Beginning balance                       $89,268    $90,000    $97,082
Provision for loan losses charged to
 operations                               7,878      4,079      2,869
Charge-offs:
     Residential real estate               (182)      (107)      (102)
     Commercial real estate                (135)      (111)        (8)
     Construction                        (2,673)      (302)       (16)
     Commercial operating, small
      business and agricultural            (529)      (302)    (1,192)
     Consumer                            (5,973)    (6,307)    (4,751)
                                      ---------- ---------- ----------
          Charge-offs                    (9,492)    (7,129)    (6,069)
                                      ---------- ---------- ----------
Recoveries:
     Residential real estate                  -          1         39
     Commercial real estate                  41        548          1
     Construction                             -         33          -
     Commercial operating, small
      business and agricultural              27         23         32
     Consumer                             1,544      1,713        903
                                      ---------- ---------- ----------
          Recoveries                      1,612      2,318        975
----------------------------------------------------------------------
Ending balance                          $89,266    $89,268    $94,857
----------------------------------------------------------------------
NINE MONTHS ENDED:
------------------
Beginning balance                       $89,841              $108,154
Provision for loan losses charged to
 operations                              20,277                10,828
Charge-offs:
     Residential real estate               (551)                 (304)
     Commercial real estate              (2,388)              (10,082)
     Construction                        (3,542)                  (77)
     Commercial operating, small
      business and agricultural          (1,858)               (2,676)
     Consumer                           (17,813)              (15,453)
                                      ----------            ----------
          Charge-offs                   (26,152)              (28,592)
                                      ----------            ----------
Recoveries:
     Residential real estate                  1                   172
     Commercial real estate                 590                    29
     Construction                            33                     2
     Commercial operating, small
      business and agricultural             126                   227
     Consumer                             4,550                 4,037
                                      ----------            ----------
          Recoveries                      5,300                 4,467
----------------------------------------------------------------------
Ending balance                          $89,266               $94,857
----------------------------------------------------------------------

Summary of charge-offs, net of recoveries:
------------------------------------------

     Three months ended                 $(7,880)   $(4,811)   $(5,094)
                                      ========== ========== ==========

     Nine months ended                 $(20,852)             $(24,125)
                                      ==========            ==========

----------------------------------------------------------------------

ALLOCATION OF ALLOWANCE FOR LOAN LOSSES:
----------------------------------------------------------------------

     Specific                            $7,422     $8,889     $8,395
     Nonspecific                         68,791     63,939     71,120
     Unallocated                         13,053     16,440     15,342
                                      ---------- ---------- ----------
        Allowance for loan losses       $89,266    $89,268    $94,857
                                      ========== ========== ==========
----------------------------------------------------------------------





                    COMMERCIAL FEDERAL CORPORATION
                             ASSET QUALITY
                        (Dollars in Thousands)
----------------------------------------------------------------------

                                 Sept. 30,     June 30,    Sept. 30,
                                    2005         2005         2004
----------------------------------------------------------------------

Nonperforming Assets:
  Nonperforming loans:
       Residential real estate       $8,787       $8,963       $8,548
       Residential construction       3,238       10,245        4,245
       Commercial real estate        16,772       18,062       22,226
       Commercial construction        1,155        1,155          968
       Consumer                       7,662        6,559        4,029
       Commercial operating,
        small business and
        agricultural                  6,271        5,327        3,634
                                ------------ ------------ ------------
  Total nonperforming loans          43,885       50,311       43,650
                                ------------ ------------ ------------
  Foreclosed real estate:
       Residential                    5,157        6,908       13,435
       Residential construction       5,594        1,384        1,205
       Commercial                     1,183        1,248          631
       Commercial construction        1,776        1,776        1,776
                                ------------ ------------ ------------
  Total foreclosed real estate       13,710       11,316       17,047
                                ------------ ------------ ------------

  Troubled debt restructurings
   - commercial                       6,130        5,846        4,676
                                ------------ ------------ ------------
Total nonperforming assets          $63,725      $67,473      $65,373
                                ============ ============ ============

Total assets                    $10,164,524  $10,316,615  $11,416,731
                                ============ ============ ============
Nonperforming assets to total
 assets                                 .63%         .65%         .57%
                                ============ ============ ============

Summary of Nonperforming
 Assets:
  Residential                       $22,776      $27,500      $27,433
  Nonresidential                     40,949       39,973       37,940
                                ------------ ------------ ------------
                                    $63,725      $67,473      $65,373
                                ============ ============ ============

----------------------------------------------------------------------

Nonperforming loans to loans
 receivable (1)                         .55%         .64%         .56%

Nonperforming assets to total
 assets                                 .63%         .65%         .57%

Allowance for loan losses to:

  Loans receivable (1)                 1.12%        1.14%        1.22%

  Total nonperforming loans          203.41%      177.43%      217.31%

----------------------------------------------------------------------

Accruing loans 90 days or more
 past due:
  Residential real estate           $17,261      $16,235      $18,518
                                ============ ============ ============

----------------------------------------------------------------------
(1) Ratios are calculated based on the net book value of loans receivable before deducting allowance for loan losses.






                    COMMERCIAL FEDERAL CORPORATION
        SUMMARY OF CONSOLIDATED FINANCIAL HIGHLIGHTS AND RATIOS
             (Dollars in Thousands Except Per Share Data)
----------------------------------------------------------------------

                                    Sept. 30,   June 30,    Sept. 30,
                                      2005        2005        2004
----------------------------------------------------------------------



Cash, investment securities and
 FHLB stock                          $852,492    $892,799  $1,430,969
Mortgage-backed securities            610,705     608,906   1,068,713
Loans held for sale, net               49,744     198,570     287,757
Loans receivable, net               7,850,988   7,758,037   7,651,557
Core value of deposits, net             9,519      10,483      13,413
Goodwill                              159,229     159,229     162,717
Other assets                          631,847     688,591     801,605
Total assets                       10,164,524  10,316,615  11,416,731
----------------------------------------------------------------------
Deposits                            6,066,243   6,354,932   6,249,222
Advances from Federal Home Loan
 Bank                               2,810,225   2,798,108   3,767,837
Other borrowings                      428,637     306,848     433,599
Other liabilities                      86,935     101,334     198,215
Stockholders' equity                  772,484     755,393     767,858
Total liabilities and stockholders'
 equity                            10,164,524  10,316,615  11,416,731
----------------------------------------------------------------------

Book value per common share            $20.18      $19.77      $19.51
Stock price                            $34.14      $33.68      $26.98
Common shares outstanding          38,287,922  38,213,347  39,352,564
Weighted average shares outstanding
 per basic EPS                     38,043,281  38,124,743  39,583,989
Weighted average shares outstanding
 per diluted EPS                   39,279,356  38,760,806  40,250,103
----------------------------------------------------------------------

Nonperforming assets                  $63,725     $67,473     $65,373
Nonperforming assets to total
 assets                                   .63%        .65%        .57%

Quarterly weighted average interest
 rates on a taxable-equivalent
 basis:
     Yield on interest-earning
      assets                             6.12%       5.91%       5.48%
     Rate on deposits and interest-
      bearing liabilities                3.12%       2.92%       2.89%
     Net interest rate spread            3.00%       2.99%       2.59%
     Net interest margin                 2.97%       2.95%       2.54%
----------------------------------------------------------------------

Three months ended:
-------------------
Return on average assets                  .90%        .54%        .70%
Return on average equity                12.20%       7.46%      10.58%
Average equity to average assets         7.39%       7.26%       6.61%
G & A expenses to average assets         2.54%       2.75%       2.18%
Operating efficiency ratio              62.22%      73.36%      67.27%
----------------------------------------------------------------------

Nine months ended:
------------------
Return on average assets                (.20)%        n/a         .64%
Return on average equity               (2.84)%        n/a       10.08%
Average equity to average assets         7.15%        n/a        6.34%
G & A expenses to average assets         2.57%        n/a        2.23%
Operating efficiency ratio             103.76%        n/a       68.82%
----------------------------------------------------------------------





                    COMMERCIAL FEDERAL CORPORATION
                AVERAGE BALANCES AND REGULATORY CAPITAL
                        (Dollars in Thousands)
----------------------------------------------------------------------

                                September 30,  June 30,    March 31,
                                    2005         2005         2005
----------------------------------------------------------------------

Three Months Ended:
-------------------

Average Balances:
  Total assets                   $10,221,727  $10,316,781 $11,375,436
  Total loans, net                 8,004,456    7,978,386   7,943,735
  Total loans, before allowances
   for loan losses                 8,093,749    8,067,971   8,033,507
  Total mortgage-backed
   securities                        608,321      648,626     946,715
  Total deposits                   6,092,898    6,474,440   6,440,077
  Total stockholders' equity         755,029      748,618     776,767
  Total interest-earning assets    9,289,996    9,325,324  10,183,505
  Total deposits and interest-
   bearing liabilities             9,373,328    9,458,768  10,359,946

----------------------------------------------------------------------

                                           December 31, September 30,
                                               2004          2004
----------------------------------------------------------------------

Three Months Ended:
-------------------

Average Balances:
  Total assets                              $11,416,319   $11,559,998
  Total loans, net                            7,971,943     8,062,478
  Total loans, before allowances for loan
   losses                                     8,066,058     8,159,234
  Total mortgage-backed securities            1,021,536     1,086,720
  Total deposits                              6,407,960     6,254,687
  Total stockholders' equity                    769,737       764,614
  Total interest-earning assets              10,281,148    10,406,515
  Total deposits and interest-bearing
   liabilities                               10,460,482    10,609,351

----------------------------------------------------------------------



                                 September 30,      December 31,
                                 -------------------------------------
                                     2005         2004        2003
----------------------------------------------------------------------

Year to Date:
-------------

Average Balances:
  Total assets                    $10,633,731 $11,752,057 $12,805,465
  Total loans, net                  7,975,748   8,145,192   8,704,321
  Total loans, before allowances
   for loan losses                  8,065,297   8,244,282   8,812,133
  Total mortgage-backed
   securities                         733,314   1,141,453   1,362,145
  Total deposits                    6,334,534   6,410,461   6,629,299
  Total stockholders' equity          760,034     756,610     741,337
  Total interest-earning assets     9,596,335  10,571,837  11,557,322
  Total deposits and interest-
   bearing liabilities              9,727,067  10,797,654  11,697,711

----------------------------------------------------------------------

                      Sept. 30, June 30, March 31, Dec. 31, Sept. 30,
                        2005      2005      2005     2004      2004
----------------------------------------------------------------------

Regulatory Capital:
-------------------

  Tangible            $712,203  $689,957  $675,848 $695,213  $713,324
  Core                 712,203   689,957   675,848  695,213   713,324
  Total risk-based     831,878   808,157   794,963  812,259   833,679
  Tier 1 risk-based    707,756   685,510   671,401  690,779   709,740
  Tangible %              7.13%     6.82%     6.63%    6.19%     6.37%
  Core %                  7.13%     6.82%     6.63%    6.19%     6.37%
  Total risk-based %     10.54%    10.30%    10.49%   10.46%    10.78%
  Tier 1 risk-based %     8.97%     8.74%     8.86%    8.79%     9.18%
----------------------------------------------------------------------





                    COMMERCIAL FEDERAL CORPORATION
                       MORTGAGE SERVICING RIGHTS
                        (Dollars in Thousands)
----------------------------------------------------------------------
                                          Three Months Ended
                                 Sept. 30,     June 30,    Sept. 30,
                                --------------------------------------
                                    2005         2005         2004
----------------------------------------------------------------------

Mortgage Servicing Rights (1):
  Beginning balance before
   valuation allowance                 $265      $20,657     $175,266
  Mortgage servicing rights
   retained through loan sales            -        1,796        6,966
  Sale of mortgage servicing
   rights                              (263)     (22,130)           -
  Amortization expense                   (2)         (58)     (10,616)
                                ------------ ------------ ------------
  Ending balance before
   valuation allowance                    -          265      171,616
                                ------------ ------------ ------------

  Valuation allowance, beginning
   balance                                1        3,156       29,366
  Amounts charged to operations           2          702       21,644
  Sale of mortgage servicing
   rights                                (3)      (3,857)           -
                                ------------ ------------ ------------
  Valuation allowance, ending
   balance                                -            1       51,010
                                ------------ ------------ ------------

  Mortgage servicing rights, net
   of valuation allowance                $-         $264     $120,606
                                ============ ============ ============

  Fair value at the periods
   ended                                 $-         $352     $121,876
                                ============ ============ ============



----------------------------------------------------------------------

Loans Serviced for Other
 Institutions (1):
  Beginning balance                 $57,570   $1,120,505  $11,049,759
  Additions to portfolio            170,159      117,026      479,563
  Sale of loans serviced and
   loan payments                   (227,729)  (1,183,183)    (624,266)
  Other items, net                        -        3,222       (2,099)
                                ------------ ------------ ------------
  Ending balance                         $-      $57,570  $10,902,957
                                ============ ============ ============



  Loans sub-serviced               $189,054           $-           $-
                                ============ ============ ============

  Serviced loans sold with
   servicing retained until
   transfer                              $-   $9,874,805           $-
                                ============ ============ ============

----------------------------------------------------------------------
(1) The Corporation sold $18.9 million and $1.2 billion, respectively, of its loans serviced for other institutions during the quarters ended September 30, 2005 and June 30, 2005. The Corporation serviced these loans until the servicing was transferred in the third quarter of 2005.


    CONTACT: Commercial Federal Corporation, Omaha
             Investor Relations:
             Hal Garyn, 402-514-5336